UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 1.01 Entry into a Material Definitive Agreement.

On July 13, 2012, Regis Corporation (“Seller” or “Regis”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Aderans Co., Ltd., a Japanese corporation (“Buyer”).  The Stock Purchase Agreement provides for the purchase by Buyer from Seller of all of the issued and outstanding shares of common stock, par value $0.01 per share (the “Shares”) of HC (USA), Inc. (the “Company”), a Delaware corporation and wholly-owned subsidiary of Seller. In consideration for all of Seller’s right, title and interest in and to the Shares, Buyer will pay Seller an aggregate purchase price equal to $163,500,000 (the “Purchase Price”) at the closing of the purchase and sale of the Shares.

The Stock Purchase Agreement contains customary representations, warranties and covenants by Seller and Buyer, including covenants regarding the operation of the business of the Company and its subsidiaries prior to the closing.  The closing of the purchase and sale of the Shares is subject to customary closing conditions. The Stock Purchase Agreement also contains certain termination rights for Seller and Buyer.

The foregoing summary of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 Other Information.

On July 16, 2012, Regis issued a news release relating to the Stock Purchase Agreement.  A copy of the news release is attached hereto as Exhibit 99.1.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding Regis, the purchase and sale of the Shares, the Company and all other statements in this Current Report on Form 8-K other than the recitation of historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of Regis to be materially different than from any future results, performance or achievements expressed or implied by these forward-looking statements.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER

10.1	Stock Purchase Agreement, dated as of July 13, 2012, between Regis Corporation and Aderans Co., Ltd.
99.1	Regis Corporation News Release dated July 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: July 17, 2012	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

10.1	Stock Purchase Agreement, dated as of July 13, 2012, between Regis Corporation and Aderans Co., Ltd.
99.1	Regis Corporation News Release dated July 16, 2012